POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Thomas L. Aller

hereby constitute and appoint James J. Volker and Michael J. Stevens, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time by the Company of shares of the Company’s common stock, stock purchase contracts, stock purchase units, warrants, shares of the Company’s preferred stock, senior debt securities of the Company, subordinated debt securities of the Company and guarantees of the Company’s debt securities by certain subsidiaries of the Company (the “Securities”) in an aggregate amount of up to $800,000,000 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 26th day of April, 2006.

/s/ Thomas L. Aller Thomas L. Aller

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

D. Sherwin Artus

hereby constitute and appoint James J. Volker and Michael J. Stevens, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time by the Company of shares of the Company’s common stock, stock purchase contracts, stock purchase units, warrants, shares of the Company’s preferred stock, senior debt securities of the Company, subordinated debt securities of the Company and guarantees of the Company’s debt securities by certain subsidiaries of the Company (the “Securities”) in an aggregate amount of up to $800,000,000 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 26th day of April, 2006.

/s/ D. Sherwin Artus D. Sherwin Artus

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Thomas P. Briggs

hereby constitute and appoint James J. Volker and Michael J. Stevens, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time by the Company of shares of the Company’s common stock, stock purchase contracts, stock purchase units, warrants, shares of the Company’s preferred stock, senior debt securities of the Company, subordinated debt securities of the Company and guarantees of the Company’s debt securities by certain subsidiaries of the Company (the “Securities”) in an aggregate amount of up to $800,000,000 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 26th day of April, 2006.

/s/ Thomas P. Briggs Thomas P. Briggs

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Graydon D. Hubbard

hereby constitute and appoint James J. Volker and Michael J. Stevens, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time by the Company of shares of the Company’s common stock, stock purchase contracts, stock purchase units, warrants, shares of the Company’s preferred stock, senior debt securities of the Company, subordinated debt securities of the Company and guarantees of the Company’s debt securities by certain subsidiaries of the Company (the “Securities”) in an aggregate amount of up to $800,000,000 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 26th day of April, 2006.

/s/ Graydon D. Hubbard Graydon D. Hubbard

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Palmer L. Moe

hereby constitute and appoint James J. Volker and Michael J. Stevens, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time by the Company of shares of the Company’s common stock, stock purchase contracts, stock purchase units, warrants, shares of the Company’s preferred stock, senior debt securities of the Company, subordinated debt securities of the Company and guarantees of the Company’s debt securities by certain subsidiaries of the Company (the “Securities”) in an aggregate amount of up to $800,000,000 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 26th day of April, 2006.

/s/ Palmer L. Moe Palmer L. Moe

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Kenneth R. Whiting

hereby constitute and appoint James J. Volker and Michael J. Stevens, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time by the Company of shares of the Company’s common stock, stock purchase contracts, stock purchase units, warrants, shares of the Company’s preferred stock, senior debt securities of the Company, subordinated debt securities of the Company and guarantees of the Company’s debt securities by certain subsidiaries of the Company (the “Securities”) in an aggregate amount of up to $800,000,000 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 26th day of April, 2006.

/s/ Kenneth R. Whiting Kenneth R. Whiting